UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    001-13781                22-2889587
(State or other jurisdiction of       (Commission            (I.R.S. Employer
         incorporation)                File Number)          Identification No.)

5555 San Felipe, Suite 1200, Houston, Texas                              77056
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (713) 877-8006

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit 99.1    KCS Energy, Inc. Press Release dated August 4,
                         2004 reporting financial and operating results for the three and six months ended June 30, 2004.


Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, KCS Energy, Inc. ("KCS")issued a press release reporting financial and operating results for the three and six months ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


     In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents cash flow before net changes in assets and liabilities, a non-GAAP financial measure. The components of the non-GAAP financial measure are computed by using amounts that are determined in accordance with GAAP. Cash flow before net changes in assets and liabilities is net income adjusted for depreciation, depletion and amortization, amortization of deferred revenue, non-cash losses on derivative instruments, redemption premium on early extinguishment of debt, deferred income taxes, cumulative effect of accounting change, net of tax, asset retirement obligation accretion, and other non-cash charges and credits, net. KCS has provided in the press release a reconciliation of net income and net cash provided by operating activities, which are the nearest comparable GAAP financial measures.

     While cash flow before changes in operating assets and liabilities should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as an indication of KCS' financial performance or liquidity under GAAP, it is presented because KCS believes that it provides additional information with respect to its ability to meet future debt service, capital expenditure commitments and working capital requirements. Cash flow before changes in operating assets and liabilities as presented in the press release may not be comparable to similarly titled measures of other companies.

     The information in this report and Exhibit 99.1 is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by KCS Energy, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KCS Energy, Inc.


Date: August 6, 2004                                  /s/ Frederick Dwyer
                                                      --------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                      and Secretary





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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

    99.1 KCS Energy, Inc. Press Release dated August 4, 2004 reporting financial and operating results for the three and six months ended June 30, 2004.